UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21668

Cohen & Steers Dividend Value Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2012

Item 1.Reports to Stockholders.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended August 31, 2012. The net asset values (NAV) per share at that date were $12.93, $12.86 and $12.94 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended August 31, 2012
Cohen & Steers Dividend Value Fund—Class A	4.13%
Cohen & Steers Dividend Value Fund—Class C	3.72%
Cohen & Steers Dividend Value Fund—Class I	4.30%
Russell 1000 Value Index[a]	3.95%
S&P 500 Index[a]	4.14%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Investment Review

Equity markets advanced in the six-month period ended August 31, but swings in economic news, particularly in Europe, generated a certain amount of volatility. At the outset, the Eurozone debt crisis appeared to be under control and U.S. economic data were encouraging. Fifteen of 19 U.S. banks passed their stress tests in March, and several raised dividends.

The pullback we anticipated after several months of strong results arrived in April. There was new evidence that Europe's sovereign debt crisis was worsening and that growth was slowing in Asia—particularly China. But by June there was enough progress in the Eurozone to calm fears, and markets resumed their climb.

The markets were quiet and stayed in positive territory for the balance of the summer. Trading was light. Both the Federal Reserve and the European Central Bank sent signals that they were prepared to take the necessary steps to support their economies, and China hinted that it would ease interest rates—all of which reassured investors and caused them to wait for September's central bank meetings.

Defensive sectors outperformed

These swings were reflected in the Russell 1000 Value Index, which surged in the first calendar quarter and retreated in the second. It advanced 3.95% in the six-month period ended August 31. The telecommunications services group (which rose 23.3%) was the index's best performer, lifted by exceptional strength in Sprint Nextel, AT&T and Verizon Communications. AT&T saw a substantial increase in smartphone users, and successfully implemented an increase in its upgrade fee. Verizon said it will swap spectrum with T-Mobile, which may help it win Federal Communications approval for a $3.6 billion bid for spectrum from Comcast, Time Warner Cable, Cox and Bright House.

The U.S. Supreme Court's decision on the Obama administration's Affordable Care Act hung over the health care sector (+8.0%)b for the first half of the period. In late June the Court rendered its opinion, finding the act to be constitutional. Consumer discretionary stocks (+7.3%) had an assist from The Walt Disney Company, which reported first-quarter earnings that beat consensus and showed strong performance across all its divisions. Some other companies in the sector, such as McDonald's Corp. and Ford, struggled with slowing demand in Europe. The utilities sector (+6.2%) filled its role as a perceived safe haven with comparatively high yields. It generated positive returns every month but August, when investors found utilities highly valued and were willing to take on more risk to boost returns.

Energy was volatile

The energy sector (–5.0%) largely tracked the price of oil, which rose early in the period on concerns about Iran and then fell on slowing global demand. Oil and energy stock prices ticked up in July following good second-quarter earnings announcements from large companies. Materials (–5.3%) also felt the impact of the weaker global economy.

Financial institutions (+3.4%) had an eventful six months. Bank stress tests were released in March, and 15 of 19 banks passed. As expected, JPMorgan Chase & Co., Wells Fargo & Co., BBT&Co. and US Bancorp quickly raised dividends, buoying the sector. Banks saw improvements in their capital markets and mortgage businesses, but revenue growth continued to be weak and interest margins

b  Sector returns as measured by the Russell 1000 Value Index.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

were squeezed. The sector plunged in May on JPMorgan Chase's surprise announcement of a trading loss that rose to more than $5 billion. In the same month, Spain's Bankia S.A. sought a larger-than-expected capital injection from the government.

The information technology sector (–4.0%) struggled with weak PC sales, but saw an increase in data center server demand and growth in tablet and smartphone sales in the first quarter. That was followed by a slowdown on enterprise IT orders, which are typically placed in the spring for fall delivery. Reduced demand from Europe also had an impact.

Fund performance

The Fund advanced and outperformed its benchmark (except for the Fund's Class C shares due to class specific expenses) in the period. Stock selection in the information technology sector was the biggest contributor to total and relative return. Our out-of-index investment in Apple, which has been an exceptional performer all year, and our decision not to invest in Hewlett-Packard, which has struggled, gave a big lift to performance. Our underweight in Cisco Systems was beneficial; despite restructuring, the company has had difficulty meeting expectations. Utilities stock selection was favorable, especially our overweight in Wisconsin Energy Corp. and NextEra Energy. We were overweight in the consumer discretionary group; two out-of-index investments, Ross Stores and PetSmart, gave a lift.

Less favorable was our stock selection in the industrials, telecommunications services and financial institutions sectors. Within industrials, we had an out-of-index allocation to Finning International and overweights in Eaton Corp. and General Dynamics Corp.; they were unable to shake the overhang of slowing global trade. Our underweight in AT&T and our decision not to invest in Verizon Communications or Sprint Nextel, all in the top-performing telecom group, were negative. Among financial institutions, our overweights in Prudential Financial and JPMorgan Chase & Co. hampered performance.

Investment Outlook

The outlook for the rest of this year is likely to become clearer as global central banks implement stated plans to spur economic growth and the markets have a chance to react. In our view, the U.S. economy is likely to make slow but steady progress, with continued modest job creation and muted inflation. We believe Asia's economies, although slowing, are still reasonably healthy.

Europe faces more difficult systemic problems that we believe will prolong the region's recession. Economic growth in the U.K. remains negative, and the government is discussing proposals to underwrite as much as £40 billion of new infrastructure/public works projects. Persistent speculation that Greece and Spain may leave the Eurozone and the prospect of southern Europe's fiscal difficulties spreading to northern countries are an overhang.

In this fluid market, some U.S. equities appear richly priced by recent historical standards, while European equities offer more buying opportunities. The sharp distinction between companies that can grow in this environment and those that cannot is becoming more pronounced. We are now seeing significant upside as well as downside risks, as the market has narrowed and the stocks of companies with growing revenues and earnings are bid to ever-higher levels. Beyond small adjustments toward cyclical names, we have not changed our outlook or portfolio significantly, and will continue our strategy of investing in quality companies that are best positioned to perform well in this uncertain (and distorted) economic environment.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

  RICHARD E. HELM

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended August 31, 2012

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	10.99%[a]	14.42%[b]	—
1 Year (without sales charge)	16.22%	15.42%	16.61%
5 Years (with sales charge)	–1.63%[a]	–1.37%	—
5 Years (without sales charge)	–0.72%	–1.37%	–0.37%
Since Inception[c] (with sales charge)	2.88%[a]	2.89%	—
Since Inception[c] (without sales charge)	3.56%	2.89%	3.93%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2012 prospectuses were as follows: Class A—1.51% and 1.00%; Class C—2.16% and 1.65%; and Class I—1.17% and 0.65%, respectively. Through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A and Class C shares; acquired fund fees and expenses; and extraordinary expenses) to the extent necessary to maintain the Fund's annual operating expenses as a percentage of average net assets at 1.00% for Class A shares, 1.65% for Class C shares and 0.65% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor and will terminate automatically in the event of termination of the investment advisory agreement between the advisor and the Fund.

a  Reflects a 4.50% front-end sales charge.

b Reflects a contingent deferred sales charge of 1%.

c Inception date of August 31, 2005.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012–August 31, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning	Ending	Expenses Paid During Period[a]
	Account Value	Account Value	March 1, 2012–
	March 1, 2012	August 31, 2012	August 31, 2012
Class A
Actual (4.13% return)	$1,000.00	$1,041.30	$5.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.86	$5.40
Class C
Actual (3.72% return)	$1,000.00	$1,037.20	$8.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.59	$8.69
Class I
Actual (4.30% return)	$1,000.00	$1,043.00	$3.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.63	$3.62

a  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratios of 1.06%, 1.71% and 0.71%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.43%, 2.08% and 1.09%, respectively.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

August 31, 2012
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Chevron Corp.	$7,739,040	3.2
Exxon Mobil Corp.	7,376,850	3.1
JPMorgan Chase & Co.	7,179,162	3.0
Wells Fargo & Co.	6,550,775	2.7
US Bancorp	5,422,443	2.3
The Walt Disney Co.	5,357,601	2.2
UnitedHealth Group	5,196,510	2.2
Oracle Corp.	5,165,280	2.2
Schlumberger Ltd.	5,073,838	2.1
CVS Caremark Corp.	4,960,395	2.1

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS

August 31, 2012 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.2%
CONSUMER—CYCLICAL	10.0%
APPAREL	0.4%
Nike		10,500	$1,022,280
AUTO PARTS EQUIPMENT	0.7%
Johnson Controls		64,100	1,744,161
HOME BUILDERS	0.2%
D.R. Horton		21,008	398,942
LEISURE TIME	0.1%
Carnival Corp.		8,700	301,716
MEDIA	3.8%
News Corp., Class A		53,400	1,249,026
The Walt Disney Co.		108,300	5,357,601
Time Warner Cable		28,000	2,486,960
			9,093,587
RESTAURANT	1.7%
McDonald's Corp.		44,800	4,009,152
RETAIL	1.8%
Nordstrom		35,000	2,024,050
Ross Stores		34,200	2,366,298
			4,390,348
SPECIALTY RETAIL	1.3%
PetSmart		25,700	1,822,644
Tiffany & Co.		19,700	1,220,415
			3,043,059
TOTAL CONSUMER—CYCLICAL			24,003,245
CONSUMER—NON-CYCLICAL	6.9%
AGRICULTURE	1.5%
Philip Morris International		40,200	3,589,860

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2012 (Unaudited)

		Number of Shares	Value
BEVERAGE	1.0%
PepsiCo		33,000	$2,390,190
COSMETICS/PERSONAL CARE	1.1%
Procter & Gamble Co.		38,200	2,566,658
RETAIL	3.3%
Costco Wholesale Corp.		31,000	3,033,970
CVS Caremark Corp.		108,900	4,960,395
			7,994,365
TOTAL CONSUMER—NON-CYCLICAL			16,541,073
ENERGY	15.6%
OIL & GAS	13.5%
Apache Corp.		48,200	4,133,150
Chevron Corp.		69,000	7,739,040
Devon Energy Corp.		83,100	4,805,673
Exxon Mobil Corp.		84,500	7,376,850
Marathon Petroleum Corp.		60,200	3,115,350
Occidental Petroleum Corp.		57,900	4,922,079
			32,092,142
OIL & GAS SERVICES	2.1%
Schlumberger Ltd.		70,100	5,073,838
TOTAL ENERGY			37,165,980
FINANCIAL	19.5%
BANK	7.0%
Bank of New York Mellon Corp.		82,600	1,861,804
Comerica		95,700	2,938,947
US Bancorp		162,300	5,422,443
Wells Fargo & Co.		192,500	6,550,775
			16,773,969
CREDIT CARD	1.5%
American Express Co.		60,100	3,503,830

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2012 (Unaudited)

		Number of Shares	Value
DIVERSIFIED FINANCIAL SERVICES	7.0%
BlackRock		12,100	$2,134,077
Citigroup		118,056	3,507,444
Franklin Resources		11,400	1,338,360
Goldman Sachs Group		24,700	2,611,284
JPMorgan Chase & Co.		193,300	7,179,162
			16,770,327
INSURANCE	4.0%
Aflac		17,400	803,532
Chubb Corp.		48,100	3,554,109
HCC Insurance Holdings		55,500	1,835,940
Prudential Financial		61,500	3,352,365
			9,545,946
TOTAL FINANCIAL			46,594,072
HEALTH CARE	11.6%
BIOTECHNOLOGY	0.3%
Amgen		10,500	881,160
HEALTH CARE PROVIDERS & SERVICES	2.2%
UnitedHealth Group		95,700	5,196,510
HEALTHCARE PRODUCTS	3.6%
Covidien PLC		75,600	4,237,380
Johnson & Johnson		50,800	3,425,444
Patterson Cos.		26,756	908,901
			8,571,725
PHARMACEUTICAL	5.5%
Abbott Laboratories		45,300	2,968,962
Merck & Co.		98,800	4,253,340
Pfizer		176,300	4,206,518
Teva Pharmaceutical Industries Ltd. (ADR)(Israel)		41,800	1,654,444
			13,083,264
TOTAL HEALTH CARE			27,732,659

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2012 (Unaudited)

		Number of Shares	Value
INDUSTRIAL	9.7%
AEROSPACE & DEFENSE	2.4%
General Dynamics Corp.		36,100	$2,364,911
L-3 Communications Holdings		23,400	1,643,616
Lockheed Martin Corp.		18,600	1,695,204
			5,703,731
DIVERSIFIED MANUFACTURING	3.1%
General Electric Co.		172,200	3,566,262
Parker Hannifin Corp.		14,800	1,183,704
Siemens AG (ADR)(Germany)		26,100	2,460,708
Stanley Black & Decker		4,400	289,432
			7,500,106
ELECTRICAL EQUIPMENT	1.6%
Emerson Electric Co.		75,200	3,814,144
MACHINERY	0.7%
Finning International (Canada)		75,800	1,743,996
TRANSPORTATION	1.9%
Norfolk Southern Corp.		32,700	2,369,442
United Parcel Service		29,400	2,170,014
			4,539,456
TOTAL INDUSTRIAL			23,301,433
MATERIALS—CHEMICALS	2.1%
Dow Chemical Co.		34,600	1,014,126
Ecolab		9,300	595,479
Potash Corp. of Saskatchewan (Canada)(USD)		52,500	2,156,175
Syngenta AG (Switzerland)		3,700	1,247,544
			5,013,324
REAL ESTATE	2.9%
MORTGAGE	0.2%
Annaly Capital Management		30,800	533,148
RESIDENTIAL—APARTMENT	0.5%
Equity Residential		18,900	1,141,560

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2012 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER—REGIONAL MALL	1.3%
Simon Property Group		18,900	$2,999,430
SPECIALTY	0.9%
Digital Realty Trust		26,883	2,003,052
Weyerhaeuser Co.		7,185	178,979
			2,182,031
TOTAL REAL ESTATE			6,856,169
TECHNOLOGY	10.8%
COMPUTERS	1.9%
Apple		6,800	4,523,632
SERVICES	1.8%
Visa, Class A		32,700	4,193,775
SOFTWARE	4.1%
Microsoft Corp.		34,400	1,060,208
Oracle Corp.		163,200	5,165,280
Symantec Corp.[a]		201,600	3,594,528
			9,820,016
TELECOMMUNICATION EQUIPMENT	3.0%
Cisco Systems		187,600	3,579,408
QUALCOMM		58,500	3,595,410
			7,174,818
TOTAL TECHNOLOGY			25,712,241
TELECOMMUNICATION SERVICES	4.2%
AT&T		113,000	4,140,320
China Mobile Ltd. (ADR)(Hong Kong)		42,900	2,303,301
Vodafone Group PLC (United Kingdom)		1,223,400	3,525,777
			9,969,398
UTILITIES	4.9%
ELECTRIC UTILITIES	1.9%
NextEra Energy		68,000	4,577,080

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2012 (Unaudited)

		Number of Shares	Value
MULTI-UTILITIES	3.0%
Sempra Energy		42,500	$2,813,500
Wisconsin Energy Corp.		112,597	4,274,182
			7,087,682
TOTAL UTILITIES			11,664,762
TOTAL COMMON STOCK (Identified cost—$200,270,498)			234,554,356
SHORT-TERM INVESTMENTS	1.8%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[b]		2,150,220	2,150,220
Federated Government Obligations Fund, 0.01%[b]		2,150,231	2,150,231
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,300,451)			4,300,451
TOTAL INVESTMENTS (Identified cost—$204,570,949)	100.0%		238,854,807
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0		27,168
NET ASSETS	100.0%		$238,881,975

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost — $204,570,949)	$238,854,807
Cash	1,392
Receivable for:
Investment securities sold	2,472,553
Dividends and interest	586,932
Fund shares sold	57,967
Other assets	4,289
Total Assets	241,977,940
LIABILITIES:
Payable for:
Investment securities purchased	2,596,580
Fund shares redeemed	271,411
Investment advisory fees	87,002
Administration fees	8,139
Shareholder servicing fees	2,406
Distribution fees	1,582
Other liabilities	128,845
Total Liabilities	3,095,965
NET ASSETS	$238,881,975
NET ASSETS consist of:
Paid-in capital	$226,391,044
Accumulated undistributed net investment income	392,809
Accumulated net realized loss	(22,185,483)
Net unrealized appreciation	34,283,605
$238,881,975

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

August 31, 2012 (Unaudited)

CLASS A SHARES:
NET ASSETS	$28,045,158
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,169,478
Net asset value and redemption price per share	$12.93
Maximum offering price per share ($12.93 ÷ 0.955)[a]	$13.54
CLASS C SHARES:
NET ASSETS	$29,004,804
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,255,244
Net asset value and offering price per share[b]	$12.86
CLASS I SHARES:
NET ASSETS	$181,832,013
Shares issued and outstanding ($0.001 par value common stock outstanding)	14,056,168
Net asset value, offering, and redemption price per share	$12.94

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended August 31, 2012 (Unaudited)

Investment Income:
Dividend income (net of $18,017 of foreign withholding tax)	$1,993,712
Expenses:
Investment advisory fees	689,379
Distribution fees—Class A	35,142
Distribution fees—Class C	113,506
Administration fees	71,821
Shareholder servicing fees—Class A	14,057
Shareholder servicing fees—Class C	37,835
Shareholder servicing fees—Class I	4,451
Professional fees	52,808
Shareholder reporting expenses	32,568
Transfer agent fees and expenses	31,024
Registration and filing fees	26,128
Custodian fees and expenses	13,432
Directors' fees and expenses	5,785
Line of credit fees	776
Miscellaneous	8,393
Total Expenses	1,137,105
Reduction of Expenses (See Note 2)	(319,554)
Net Expenses	817,551
Net Investment Income	1,176,161
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	626,975
Foreign currency transactions	(2,662)
Net realized gain	624,313
Net change in unrealized appreciation (depreciation) on:
Investments	8,790,158
Foreign currency translations	(240)
Net change in unrealized appreciation (depreciation)	8,789,918
Net realized and unrealized gain	9,414,231
Net Increase in Net Assets Resulting from Operations	$10,590,392

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended August 31, 2012	For the Year Ended February 29, 2012
Change in Net Assets:
From Operations:
Net investment income	$1,176,161	$1,762,581
Net realized gain	624,313	7,712,162
Net change in unrealized appreciation (depreciation)	8,789,918	(6,392,866)
Net increase in net assets resulting from operations	10,590,392	3,081,877
Dividends to Shareholders from Net Investment Income:
Class A	(121,012)	(434,566)
Class C	(29,805)	(214,459)
Class I	(720,198)	(1,145,469)
Total dividends to shareholders	(871,015)	(1,794,494)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	94,964,976	(44,389,565)
Total increase (decrease) in net assets	104,684,353	(43,102,182)
Net Assets:
Beginning of period	134,197,622	177,299,804
End of period[a]	$238,881,975	$134,197,622

a  Includes accumulated undistributed net investment income of $392,809 and $87,663, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended	For the Year Ended February 28,
	August 31,
Per Share Operating Performance:	2012	2012[a]	2011	2010	2009	2008[a]
Net asset value, beginning of period	$12.47	$12.23	$10.72	$7.59	$13.57	$13.99
Income from investment operations:
Net investment income[b]	0.08	0.15	0.13	0.14	0.20	0.23
Net realized and unrealized gain (loss)	0.43	0.24	1.51	3.13	(5.99)	(0.17)
Total income (loss) from investment operations	0.51	0.39	1.64	3.27	(5.79)	0.06
Less dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.15)	(0.13)	(0.14)	(0.19)	(0.21)
Net realized gain	—	—	—	—	—	(0.28)
Total dividends and distributions to shareholders	(0.05)	(0.15)	(0.13)	(0.14)	(0.19)	(0.49)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.01
Net increase (decrease) in net asset value	0.46	0.24	1.51	3.13	(5.98)	(0.42)
Net asset value, end of period	$12.93	$12.47	$12.23	$10.72	$7.59	$13.57
Total investment return[d,e]	4.13%[f]	3.34%	15.48%	43.41%	(43.14)%	0.33%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended	For the Year Ended February 28,
	August 31,
Ratios/Supplemental Data:	2012	2012[a]	2011	2010	2009	2008[a]
Net assets, end of period (in millions)	$28.1	$28.1	$43.4	$71.3	$45.2	$61.9
Ratio of expenses to average daily net assets (before expense reduction)	1.43%[g,h]	1.51%[g]	1.45%[g]	1.51%[g]	1.57%	1.63%
Ratio of expenses to average daily net assets (net of expense reduction)	1.06%[g,h]	1.15%[g]	1.15%[g]	1.15%[g]	1.15%	1.00%
Ratio of net investment income to average daily net assets (before expense reduction)	0.87%[g,h]	0.91%[g]	0.85%[g]	1.02%	1.35%	0.95%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.24%[g,h]	1.27%[g]	1.15%[g]	1.38%	1.76%	1.59%
Portfolio turnover rate	12%[f]	33%	61%	37%	43%	52%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For the Year Ended February 28,
	August 31,
Per Share Operating Performance:	2012	2012[a]	2011	2010	2009	2008[a]
Net asset value, beginning of period	$12.41	$12.17	$10.67	$7.55	$13.50	$13.94
Income from investment operations:
Net investment income[b]	0.03	0.07	0.06	0.07	0.13	0.14
Net realized and unrealized gain (loss)	0.43	0.25	1.50	3.13	(5.96)	(0.18)
Total income (loss) from investment operations	0.46	0.32	1.56	3.20	(5.83)	(0.04)
Less dividends and distributions to shareholders from:
Net investment income	(0.01)	(0.08)	(0.06)	(0.08)	(0.12)	(0.14)
Net realized gain	—	—	—	—	—	(0.28)
Total dividends and distributions to shareholders	(0.01)	(0.08)	(0.06)	(0.08)	(0.12)	(0.42)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.02
Net increase (decrease) in net asset value	0.45	0.24	1.50	3.12	(5.95)	(0.44)
Net asset value, end of period	$12.86	$12.41	$12.17	$10.67 [d]	$7.55	$13.50
Total investment return[e,f]	3.72%[g]	2.66%	14.84%[d]	42.43%[d]	(43.50)%	(0.35)%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For the Year Ended February 28,
	August 31,
Ratios/Supplemental Data:	2012	2012[a]	2011	2010	2009	2008[a]
Net assets, end of period (in millions)	$29.0	$31.5	$39.2	$40.8	$31.4	$41.2
Ratio of expenses to average daily net assets (before expense reduction)	2.08%[h,i]	2.16%[h]	2.10%[h]	2.16%[h]	2.22%	2.27%
Ratio of expenses to average daily net assets (net of expense reduction)	1.71%[h,i]	1.80%[h]	1.80%[h]	1.80%[h]	1.80%	1.65%
Ratio of net investment income to average daily net assets (before expense reduction)	0.21%[h,i]	0.28%[h]	0.23%[h]	0.39%	0.72%	0.33%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.58%[h,i]	0.64%[h]	0.53%[h]	0.75%	1.14%	0.96%
Portfolio turnover rate	12%[g]	33%	61%	37%	43%	52%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  The February 28, 2010 net asset value reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns that would be based upon the net asset value would differ from the net asset value and return reported on February 28, 2010.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Does not reflect sales charges, which would reduce return.

g  Not annualized.

h  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

i  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For the Year Ended February 28,
	August 31,
Per Share Operating Performance:	2012	2012[a]	2011	2010	2009	2008[a]
Net asset value, beginning of period	$12.48	$12.24	$10.73	$7.59	$13.58	$14.00
Income from investment operations:
Net investment income[b]	0.10	0.19	0.17	0.17	0.24	0.28
Net realized and unrealized gain (loss)	0.44	0.25	1.51	3.15	(5.99)	(0.18)
Total income (loss) from investment operations	0.54	0.44	1.68	3.32	(5.75)	0.10
Less dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.20)	(0.17)	(0.18)	(0.24)	(0.26)
Net realized gain	—	—	—	—	—	(0.28)
Total dividends and distributions to shareholders	(0.08)	(0.20)	(0.17)	(0.18)	(0.24)	(0.54)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.02
Net increase (decrease) in net asset value	0.46	0.24	1.51	3.14	(5.99)	(0.42)
Net asset value, end of period	$12.94	$12.48	$12.24	$10.73	$7.59	$13.58
Total investment return[d]	4.30%[e]	3.72%	15.89%	44.03%	(42.98)%	0.65%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For the Year Ended February 28,
	August 31,
Ratios/Supplemental Data:	2012	2012[a]	2011	2010	2009	2008[a]
Net assets, end of period (in millions)	$181.8	$74.6	$94.7	$89.5	$44.6	$21.2
Ratio of expenses to average daily net assets (before expense reduction)	1.09%[f,g]	1.16%[f]	1.10%[f]	1.16%[f]	1.23%	1.28%
Ratio of expenses to average daily net assets (net of expense reduction)	0.71%[f,g]	0.80%[f]	0.80%[f]	0.80%[f]	0.80%	0.65%
Ratio of net investment income to average daily net assets (before expense reduction)	1.23%[f,g]	1.27%[f]	1.24%[f]	1.36%	1.81%	1.31%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.61%[f,g]	1.63%[f]	1.54%[f]	1.72%	2.24%	1.94%
Portfolio turnover rate	12%[e]	33%	61%	37%	43%	52%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Value Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 9, 2004 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objectives are to provide a relatively high level of current income and long-term growth of income and capital appreciation. The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities during the six months ended August 31, 2012.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of August 31, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$234,554,356	$234,554,356	$—	$—
Money Market Funds	4,300,451	—	4,300,451	—
Total Investments[a]	$238,854,807	$234,554,356	$4,300,451	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing on the date of valuation; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates on investments from the changes in market prices of securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of August 31, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.80% of the average daily net assets of the Fund for the first $1.5 billion and 0.70% thereafter of the average daily net assets of the Fund.

For the six months ended August 31, 2012, and through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A and Class C shares and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets. Prior to June 15, 2012, the Fund's operating expenses were voluntarily capped at 1.15% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares. Effective June 15, 2012 the Fund's operating expenses were voluntarily capped at 1.00% for Class A shares, 1.65% for Class C shares and 0.65% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor. For the six months ended August 31, 2012, fees waived and/or expenses reimbursed totaled $319,554.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the Fund's average daily net assets. For the six months ended August 31, 2012, the Fund paid the advisor $34,469 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended August 31, 2012, the Fund has been advised that the distributor received $2,451 in sales commissions from the sale of Class A shares and $394 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. Effective January 1, 2012, the Board of Directors of the Fund approved the adoption of a shareholder services plan for the Fund's Class I shares, pursuant to which the Fund pays the distributor a fee at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor which was reimbursed by the Fund in the amount of $1,258 for the six months ended August 31, 2012.

Other: At August 31, 2012, there were two investors owning 35.3% and 7.6% of the Fund's outstanding shares. Investment activities of these shareholders may have a significant impact on the Fund. In addition, any shareholder who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the advisor.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended August 31, 2012, totaled $114,425,333 and $20,391,557, respectively.

Note 4. Income Tax Information

As of August 31, 2012, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$204,570,949
Gross unrealized appreciation	$36,111,405
Gross unrealized depreciation	(1,827,547)
Net unrealized appreciation	$34,283,858

As of February 29, 2012, the Fund had a net capital loss carryforward of $21,691,508 which may be used to offset future capital gains. These losses are comprised of short-term capital loss carryforwards of which $5,709,246 will expire on February 28, 2017 and $15,982,262 will expire on February 28, 2018. In addition, the Fund incurred short-term capital losses of $66,451 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended August 31, 2012		For the Year Ended February 29, 2012
	Shares	Amount	Shares	Amount
CLASS A:
Sold	128,141	$1,600,891	302,161	$3,454,218
Issued as reinvestment of dividends	8,147	103,550	32,635	373,366
Redeemed	(219,616)	(2,757,810)	(1,627,319)	(19,144,110)
Redemption fees retained by the Fund[a]	—	—	—	7
Net decrease	(83,328)	$(1,053,369)	(1,292,523)	$(15,316,519)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended August 31, 2012		For the Year Ended February 29, 2012
	Shares	Amount	Shares	Amount
CLASS C:
Sold	47,503	$591,156	229,619	$2,675,162
Issued as reinvestment of dividends	824	10,496	5,175	58,734
Redeemed	(333,123)	(4,117,474)	(918,411)	(10,667,679)
Redemption fees retained by the Fund[a]	—	—	—	6
Net decrease	(284,796)	$(3,515,822)	(683,617)	$(7,933,777)
CLASS I:
Sold	8,726,701	$107,683,086	2,009,520	$23,414,526
Issued as reinvestment of dividends	43,310	545,768	64,896	744,051
Redeemed	(693,012)	(8,694,687)	(3,833,083)	(45,297,860)
Redemption fees retained by the Fund[a]	—	—	—	14
Net increase (decrease)	8,076,999	$99,534,167	(1,758,667)	$(21,139,269)

a  A 2% redemption fee, paid directly to the Fund, was charged on shares sold within 60 days of the time of purchase. Effective March 1, 2011, the Fund no longer charges redemption fees.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on the Fund's proportionate share of the unused portion of the credit agreement.

During the six months ended August 31, 2012, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Subsequent Events

On June 19, 2012, the Board of Directors of the Fund approved a change in the Fund's investment objectives which became effective on September 15, 2012. The new investment objectives of the Fund will be to provide long-term growth of income and capital appreciation.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the "Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2012 and at a meeting held in person on June 19, 2012, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2013 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not

COHEN & STEERS DIVIDEND VALUE FUND, INC.

limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The peer group selected by the independent data provider included large cap core funds. The Board of Directors noted that the Fund outperformed the median for the one- year period, ranking in the 1st quintile, and performed at the median for the five-year period ended March 31, 2012. The Board of Directors also noted that the Fund underperformed the median of the Peer Funds for the three-year period. The Board of Directors further noted that the Fund outperformed its benchmark for the one- and five-year periods ended March 31, 2012 and underperformed for the three-year period. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, and the Investment Advisor's performance in managing other funds that invest in real estate, large cap and dividend paying securities. The Board of Directors then determined that Fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services provided and profits realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund as well as the Fund's expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual management fee was lower than the Peer Funds' median while the Fund's contractual management fee was higher than the Peer Funds' median. The Board of Directors further noted that the Fund's overall total expense ratio was lower than the Peer Funds' median. The Board of Directors considered that the Investment Advisor continues to waive its fees and/or reimburse expenses to limit overall operating expenses of the Fund. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund charges an administration fee payable to the Investment Advisor. In light of the considerations above, the Board of Directors concluded that the Fund's expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving its fee and/or reimbursing expenses of the Fund. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continue to be subsidized, and the Fund is only slightly profitable.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contains a breakpoint of 10 basis points once the Fund's assets reach $1.5 billion. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Richard E. Helm
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—DVFAX
Class C—DVFCX
Class I—DVFIX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Dividend Value Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

DIVIDEND VALUE FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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Semiannual Report August 31, 2012

Cohen & Steers Dividend Value Fund

DVFAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: October 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: October 31, 2012